Supplement to the
                 Standard and Service Class Prospectuses of the
                    Lincoln Variable Insurance Products Trust
                                Dated May 1, 2009
                       as Supplemented on August 13, 2009



                LVIP T. Rowe Price Structured Mid-Cap Growth Fund


Effective May 1, 2009, the Portfolio Manager information for the LVIP T. Rowe Price Structured Mid-Cap Growth Fund on Page GPD-12 is to be deleted and replaced with the following:

Portfolio Managers: Donald J. Peters and Donald J. Easley, CFA serve as the co-portfolio managers of the fund. Mr. Peters has been a portfolio manager and quantitative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and MBA from the Wharton School, University of Pennsylvania. Mr. Easley is a portfolio manager in the T. Rowe Price U.S. Equity Division. Prior to joining T. Rowe Price in 2000, Mr. Easley was a credit analyst with the Bank of New York. He earned a Bachelor of Arts in Economics from Swarthmore College and an M.B.A. in finance and accounting from the University of Chicago.




This Supplement is dated August 14, 2009



                 Please keep this Supplement with your records.